Ivy Funds

Supplement dated October 2, 2013 to the

Ivy Funds Prospectus

dated July 31, 2013

Closure of Class B Shares for Purchase by New and Existing Investors

Effective January 1, 2014, the Funds’ Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges from Class B shares of another fund within Ivy Funds.

The following replaces the “Portfolio Manager” section on page 76 for Ivy European Opportunities Fund:

Portfolio Manager

Robert E. Nightingale, Vice President of IICO, has managed the Fund since October 2013.

The following replaces the disclosure regarding the management of Ivy European Opportunities Fund in the “Portfolio Management” section on pages 201-202:

Ivy European Opportunities Fund: Robert E. Nightingale is primarily responsible for the day-to-day management of Ivy European Opportunities Fund. He has held his Fund responsibilities since October 2013. He is also a co-portfolio manager for Ivy Global Equity Income Fund, and his biographical information is listed in the disclosure for Ivy Global Equity Income Fund.

Supplement	Prospectus	1